Provisions	12 Months Ended
Dec. 31, 2025
Disclosure Provisions Abstract
Provisions

23	Provisions

(a)	Lawsuits and proceedings that resulted in provisions

(I)	Statement of financial position details

The Company is a party to several legal claims and administrative proceedings arising from the normal course of business, including civil, tax, labor, and environmental matters. The payment terms and amounts are defined based on the outcome of these lawsuits.

Throughout 2025, the Company revised its criteria for evaluating legal proceedings, which were previously defined internally, by hiring external law firms. Furthermore, it adopted a new internal policy for reaching legal settlements, as this was not the usual practice of the Company. During the period, certain environmental provisions were reversed, reflecting changes in the period related to decisions on the matter and changes in circumstances.

	December 31, 2025			December 31, 2024
	Provisions	Escrow deposits	Provisions net of deposits	Provisions	Escrow deposits	Provisions net of deposits

Customer claims (i)	134,411	(1,510)	132,901	149,803	(11,341)	138,462
Supplier claims (ii)	51,342	(60)	51,282	235,683	(58)	235,625
Other civil claims (iii)	154,148	(437)	153,711	174,151	(1,431)	172,720
Tax claims (iv)	12,236	(646)	11,590	176,426	(2,417)	174,009
Labor claims (v)	1,409,720	(16,318)	1,393,402	1,077,083	(13,210)	1,063,873
Environmental claims (vi)	160,575	(49)	160,526	657,041	(51)	656,990
Total	1,922,432	(19,020)	1,903,412	2,470,187	(28,508)	2,441,679

Current	1,370,013	-	1,370,013	1,546,184	-	1,546,184
Noncurrent	552,419	(19,020)	533,399	924,003	(28,508)	895,495

(II)	Changes

	December 31, 2024	Additional provisions	Interest and inflation adjustment	Use of the provision	Amounts not used (reversal)	December 31, 2025

Customer claims (i)	149,803	13,199	33,397	(22,670)	(39,318)	134,411
Supplier claims (ii)	235,683	52,277	18,248	(147,371)	(107,495)	51,342
Other civil claims (iii)	174,151	81,594	41,826	(84,893)	(58,530)	154,148
Tax claims (iv)	176,426	37,206	12,584	(10,055)	(203,925)	12,236
Labor claims (v)	1,077,083	448,414	229,306	(48,850)	(296,233)	1,409,720
Environmental claims (vi)	657,041	63,221	59,615	-	(619,302)	160,575
Sub-total	2,470,187	695,911	394,976	(313,839)	(1,324,803)	1,922,432

Escrow deposits	(28,508)	(59,524)	(7,218)	5,817	70,413	(19,020)

Total	2,441,679	636,387	387,758	(308,022)	(1,254,390)	1,903,412

(b)	Lawsuits deemed as contingent liabilities

The Company is a party to lawsuits and administrative proceedings relating to environmental, tax, civil, and labor claims, which are assessed as contingent liabilities in the quarterly information, since neither are outflows expected to be required nor can the amount of the obligations cannot be reliably measured. Contingent liabilities, assessed as possible loss, net of deposits, are represented as follows:

	December 31, 2025	December 31, 2024

Customer claims (i)	219,312	171,831
Supplier claims (ii)	925,899	807,950
Other civil claims (iii)	812,534	669,108
Tax claims (iv)	1,711,737	1,362,849
Labor claims (v)	918,561	1,321,935
Environmental claims (vi)	5,264,307	5,294,595
Total	9,852,350	9,628,268

(c)	Explanation of the nature of the main classes of lawsuits

(i)	Customer claims

Refer mainly to lawsuits from customers claiming that their tariffs should be equal to those of other consumer categories, lawsuits for reduction of sewage tariff due to system losses, consequently requiring the refund of amounts charged by the Company, and lawsuits for reduction of tariff for being eligible to the Social Welfare Entity category.

(ii)	Supplier claims

Include lawsuits filed by some suppliers alleging underpayment of inflation adjustments and economic and financial imbalance of the agreements, and are in progress at various courts.

(iii)	Other civil claims

Refer mainly to indemnities for property damage, pain and suffering, and loss of profits allegedly caused to third parties, such as vehicle accidents, claims, and challenges on the methodology to collect tariffs, among others, filed at various court levels.

(iv)	Tax claims

Tax claims refer mainly to tax collections and fines in general challenged due to disagreements regarding notification or differences in the interpretation of legislation by the Company's Management.

(v)	Labor claims

The Company is a party to several labor lawsuits, involving issues such as overtime, shift schedule, health hazard premium and hazardous duty premium, prior notice, change of function, salary equalization, service outsourcing, and others, which are at various court levels.

(vi)	Environmental claims

These refer to several administrative proceedings and lawsuits filed by government entities, including Companhia Ambiental do Estado de São Paulo (CETESB) and the Public Prosecution Office of the São Paulo State, which aim at certain obligations to do and not to do, demanding fines for non-compliance and imposition of compensation for environmental damages allegedly caused by the Company.

The main litigations involving the Company include: a) discharge or release of sewage without proper treatment; b) investment in the water and sewage treatment system of the municipality, under penalty of paying a fine; c) pay compensation for environmental damages; among others.

(d)	Guarantee insurance

In July 2025, the Company renewed the agreement for the issue of policies under several types of guarantee insurance, whose limit that can be used as insurance for escrow deposit is R$ 375 million.

The guarantee insurance for escrow deposit is used in legal claims, where instead of immediately disbursing cash, the Company uses the guarantee provided by the insurance until the end of these proceedings, limited to up the effectiveness period of five years. As of December 31, 2025, the amount of R$ 347 million was available for use.

Accounting policy

Provisions are recognized when: i) the Company has a present obligation (legal or non-formalized) as a result of a past event; ii) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and iii) the value can be reliably estimated. If there are several similar obligations, the likelihood of an outflow of resources being required for settlement is determined by considering the nature of those obligations as a whole.

Provisions are measured at the present value of disbursements expected to be required to settle the obligation, using a pre-tax rate that reflects current market assessments of the time value of cash and the specific risks of the obligation. The increase in the obligation due to lapse of time is recognized as a financial expense.

For the purpose of presenting the financial statements, the provision is stated net of escrow deposits, based on the legal set-off right.

Judicial deposits not linked to related obligations are recorded as non-current assets and adjusted by the indexes established by the competent authorities.

The Company does not recognize contingent liabilities in the financial statements because it does not expect outflows of resources to be required or when the amount of the obligation cannot be measured with sufficient reliability.

Judgments regarding future events may differ significantly from current estimates and exceed the amounts provisioned. Provisions are reviewed and adjusted taking into account changes in the circumstances surrounding them.

Contingent assets are not recognized in the financial statements.